Exhibit 99.1

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[LOGO]	[LOGO]

McDATA + CNT

Driving Increased Value to Customers,
Partners and Shareholders

Conference Call and Road Show Presentation

May 9 – May 12, 2005

McDATA + CNT: Acquisition Update Conference Call

Speakers

•                  John Kelley –Chairman, President and CEO, McDATA

•                  Tom Hudson - Chairman, President and CEO, CNT

•                  Ernest Sampias – Chief Financial Officer, McDATA

Moderator

•                  Renee Lyall – Sr. Director, Investor Relations, McDATA

Replay Information

•                  Telephone replay available May 9 beginning at 12 Noon ET through Friday, May 13. To access the telephone replay dial (706) 645-9291.  Pass code: 5733495.

•                  Audio webcast and presentation slides will be archived at www.mcdata.com for one month.

[LOGO]	[LOGO]

Securities Litigation Reform Act – Safe Harbor

This presentation includes forward looking statements regarding McDATA’s business outlook.

These statements are only predictions and are subject to risks and uncertainties. McDATA’s actual results may differ materially.  Any forward looking statements made today are subject to risks and uncertainties as described in the Company’s reports on Forms 10-K, 10-Q, 8-K, and the registration statement on Form S-4 that are filed with the SEC.

McDATA assumes no obligation to update these forward looking statements.

This presentation includes non-GAAP financial measures. You may find the most directly comparable GAAP financial measures and a reconciliation of the differences between these non-GAAP financial measures in our fiscal fourth quarter financial results press release on our website at www.mcdata.com.

Additional Information and Where To Find It:

McDATA has filed a registration Statement on SEC Form S-4 and McDATA and CNT have filed a Joint Proxy Statement/Prospectus with the SEC in connection with the proposed merger. The Registration Statement was declared effective by the SEC on April 19, 2005 and the Joint Proxy Statement/Prospectus containing information about McDATA, CNT and the proposed merger was mailed to stockholders of McDATA and shareholders of CNT on or before April 25, 2005.  Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully in their entirety. The Registration Statement and Joint Proxy Statement/Prospectus contain important information about McDATA, CNT, the proposed merger, the persons soliciting proxies relating to the proposed merger, their interests in the transaction and related maters. Investors and security holders can obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Joint Proxy Statement/Prospectus may also be obtained from McDATA by directing a request by mail to McDATA Corporation at 380 Interlocken Crescent, Broomfield, CO 80021, telephone (720) 558-4629, or from CNT by directing a request by mail to CNT at 6000 Nathan Lane North, Plymouth Minnesota 55442, telephone (763) 268-6130.

In addition to the Registration Statement and the Joint Proxy Statement/Prospectus, McDATA and CNT file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by McDATA and CNT at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. McDATA’s and CNT’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

McDATA, CNT, directors and certain executive officers of McDATA and CNT, Mellon Investor Services LLC and certain affiliates and employees of Mellon Investor Services may be considered participants in the solicitation of proxies in connection with the proposed merger. Mellon Investor Services will be paid to solicit proxies in connection with the proposed merger.  Certain directors and executive officers may have direct or indirect interests in the proposed merger due to securities holdings of McDATA and CNT, and consulting arrangements, service as directors and officers and rights to severance payments following the proposed merger. In addition, certain directors and officers, after the proposed merger will be indemnified by McDATA and will benefit from insurance coverage for liabilities that may arise from their services as directors and officers of CNT prior to the proposed merger.  Additional information regarding the participants in the solicitation is contained in the Registration Statement and Joint Proxy Statement/Prospectus filed by McDATA and CNT with the SEC.

McDATA + CNT: Acquisition Update Conference Call Agenda

Agenda

•      PRELIMINARY FQ105 FINANCIAL RESULTS

•      Strategic Overview

•      Combined Product and Services Roadmap

•      Go-To-Market Model

•      Operational Plans

•      Execution Imperatives

•      Summary

•      Q&A

McDATA Q1 FY2005 Preliminary Non-GAAP Operating Results

	Q105E	Q404A		Q104A

Revenue	$98 -$99M	$105.8	M	$97.2	M

Gross Margin	53% - 54%	56.0%		56.4%

Operating Expense	$49 - $51M	$54.0	M	$54.3	M

Operating Income	$2.5 - $3.5M	$5.2	M	$0.6	M

Operating Margin	2.5% - 3.5%	5.0%		0.6%

Net Income	$2.5 - $3.5M	$6.8	M	$1.2	M

EPS	$0.02 - $0.03	$0.06		$0.01

McDATA Q1 FY2005 Preliminary Balance Sheet

	Q105E	Q404A

Cash & Investments	$315.6M	$310.4	M

Capital Expenditures	$2.0 - $3.0M	$3.7	M

Convertible debt	$172.5M	$172.5	M

DSO	51	56

Inventory Turns	11.0 – 12.0	14.0

Operating Cash Flow	$5.0 - $10.0M	$12.1	M

CNT Q1 FY2005 Preliminary Revenue Results

	Q105E	Q404A		Q104A

Product revenue	$51 - $54M	$72.4	M	$63.7	M

Service revenue	$30 - $32M	$31.6	M	$32.6	M

Total revenue	$81 - $86M	$103.9	M	$96.2	M

McDATA + CNT: Acquisition Update Conference Call Agenda

Agenda

•      Preliminary FQ105 Financial Results

•      STRATEGIC OVERVIEW

•      Combined Product and Services Roadmap

•      Go-To-Market Model

•      Operational Plans

•      Execution Imperatives

•      Summary

•      Q&A

A Shared Vision

Global Enterprise Data Infrastructure

The GEDI is a vision shared by partners and end-user customers of the optimized data infrastructure characterized by:

•                  a switched, tiered network infrastructure delivering cost effective consolidation;

•                  integrated, centralized management and network services

•                  data movement software that enhances business agility; and

•                  a unified data infrastructure connected by intelligent routing

Together, McDATA and CNT can make this vision a reality

A Common Goal

To become the most respected and reliable
data infrastructure company, delivering
data management solutions to the enterprise

•   Unifying diverse storage products

•   Bringing networking technologies together

•   Enabling any storage strategy

•   Connecting sites across the globe

McDATA + CNT: Strategic Rationale

SYNERGY	Acquisition expected to be accretive to non-GAAP EPS in FQ405 and full fiscal year FY06

CUSTOMERS	Addresses customer needs for a partner to enable a tiered network infrastructure, cost effective consolidation, and unified management

LEADERSHIP	Offers unmatched technology leadership and unrivaled expertise across storage and network infrastructures, mainframe and open systems (SAN, MAN,WAN)

EXPERTISE	40+ years combined enterprise product development and storage environment design expertise

OPPORTUNITY	Significantly expands total market opportunity through broadened product, software, services, and solutions roadmap

McDATA + CNT: Straightforward Synergies

•                  Consolidate facilities and IT systems

•                  Rationalize duplication across vendors, marketing programs, product lines, and other functional areas

•                  Eliminate redundancies in terms of contracted support, headcount and administrative expenses

•                  Straightforward synergies = positive impact to bottom line

•                  Combined company expected to achieve10%+ non-GAAP operating margin target by FQ405

•                  Acquisition expected to be accretive to non-GAAP EPS in FQ405

•                  Acquisition will achieve $20-$30 million in operational cost savings during the current partial fiscal year (FY05) and $40-$50 million in operational cost savings during the first full fiscal year as a combined company (FY06)

McDATA + CNT: Expansive Customer Base

Services and Outsourcing Customers

[LOGO]

Financial	Health Care	Retail	Utilities	Telco

[LOGO]	[LOGO]	[LOGO]	[LOGO]	[LOGO]

McDATA+ CNT: Comprehensive Leading Solutions

•                  Fibre Channel and FICON storage networks (SAN)

•                  IP storage networking solutions (iSCSI SANs and gateways)

•                  Metro and wide area networking (MAN/WAN)

•                  SAN routing and storage services

•                  SAN security and management

•                  World-class professional and support services

McDATA and CNT combined should offer unmatched technology
leadership and unrivaled expertise across storage and network infrastructures, mainframes and open systems

McDATA+ CNT: Complementary Strengths

McDATA	CNT

Largest open system and FICON director installed base; significant presence in N. America	Large installed base of FICON directors; significant presence in Europe

Strong OEM and VAR/VAD fulfillment model; limited direct-sales	Strong co-sell partnerships with IBM and EMC; direct sales presence with high end-user touch

Limited services presence	Significant worldwide services presence including maintenance, professional services and consulting

Revenue heavily concentrated with OEM customers and Fibre Channel director products	Diversified and balanced revenue stream across products and services, direct and indirect channels

Strong heterogeneous software management and security solutions	Significant installed base in need of increased management and security software

Large installed base requiring distance connectivity to enable Global Enterprise Data Infrastructure strategy	Broadest extension portfolio for mainframe and open systems over any distance, any protocol

McDATA and CNT together connect more storage networks than any other vendor

McDATA+ CNT: Addressable Market Opportunity

[CHART]

•                  Sources:  IDC- FC Switches; Disk Storage; EMC & IBM market share; Gartner:  Extension, Routing, Professional Services, Software, Resellershare; McDATA estimate of third party resale and professional services based on IDC and Gartner forecasts

•                  Overall storage services market forecasted at $25B in 2006; McDATA believes it will address only a portion of that forecast

•                  Third party resale forecasted to be $8B in 2006; McDATA believes it will address only a portion of that forecast

McDATA+ CNT: Acquisition Update Conference Call Agenda

Agenda

•                  Preliminary FQ105 Financial Results

•                  Strategic Overview

•                  COMBINED PRODUCT AND SERVICES ROADMAP

•                  Go-To-Market Model

•                  Operational Plans

•                  Execution Imperatives

•                  Summary

•                  Q&A

McDATA+ CNT: Fibre Channel Product Roadmap

Pre-Acquisition	Post-Acquisition

Tier-1	[GRAPHIC]	[GRAPHIC]	Intrepid 10000
Intrepid 10000
	[GRAPHIC]
UMD

Tier-2	[GRAPHIC]	[GRAPHIC]	Intrepid 6140
Intrepid 6140

	[GRAPHIC]
FC/9000

	[GRAPHIC]	EOL
CD/9000

	Sphereon
Tier-3	4700
Sphereon	[GRAPHIC]	[GRAPHIC]	4400
3232
4500
4300

McDATA + CNT IP SAN, Extension, FC Routing, and Replication Roadmap

Pre-Acquisition			Post-Acquisition

Extension over
IP, ATM, SONET	USD-X	[GRAPHIC]	USD-X

	UltraNet Edge	[GRAPHIC]	UltraNet Edge

IP SAN, FC
Routing, and
Extension over IP	Eclipse 1620	[GRAPHIC]	Eclipse 1620

	Eclipse 2640	[GRAPHIC]	Eclipse 2640

Data Movement,
Replication and
Virtualization	URA	[GRAPHIC]	URA

McDATA+ CNT: Software Product Roadmap

Pre-Acquisition	Post-Acquisition

CNT Management Software

[GRAPHIC]
EFCM/SANavigator
[GRAPHIC]
[GRAPHIC]	EFCM	Enterprise
SANpilot	[GRAPHIC]
Standard
[GRAPHIC]	[GRAPHIC]
SANvergence	Basic

[GRAPHIC]
Open Interfaces (APIs)

McDATA+ CNT: Complementary Suite of Services

To deliver and enable the Global Enterprise Data Infrastructure

Storage & SAN
Consolidation

ESCON to FICON
Migration
	Planning	Healthchecks,	Integration	Ongoing
Backup &	and	Assessment,	and	Support
Recovery	Strategy	Design and	Implementation	and
	Development	Optimization		Management
Data Replication
& Migration

Disaster Recovery
Technology
Planning

Driving Business Results

Lower Costs, Improved Service Levels,
Increased Availability and Improved Data Protection

McDATA+ CNT: Integrated Product and Services Sale

[CHART]

McDATA + CNT: Industry Leading Partnerships

Services and Outsourcing Partners

[LOGO]

Software	Network	Hardware	Telco

[LOGO]	[LOGO]	[LOGO]	[LOGO]

McDATA+ CNT: Acquisition Update Conference Call Agenda

Agenda

•                  Preliminary FQ105 Financial Results

•                  Strategic Overview

•                  Combined Product and Services Roadmap

•                  GO-TO-MARKET MODEL

•                  Operational Plans

•                  Execution Imperatives

•                  Summary

•                  Q&A

McDATA+ CNT: Drives Value To OEMs, VAR/VADs, and Customers

The broader products, services, and solutions offerings, combined with the larger installed base should:

•                  Enable the combined company to better meet the objectives and programs of all channel partners

•                  Provide channel partners the ability to offer diverse and highly differentiated solutions to their customers driving market expansion and increased sales opportunities

•                  Increase flexibility and value for end-user customers

Together, McDATA and CNT are uniquely positioned to assist partners and customers in the evolution to the Global Enterprise Data Infrastructure

McDATA+ CNT: OEM Partner Perspective

“EMC has had long and successful relationships with both McDATA and CNT that has helped our customers build and deploy infrastructures for information lifecycle management. We look forward to continuing our work with the combined company and providing our mutual customers with some of the industry’s most advanced storage networking solutions.”

-Tom Joyce, vice president, platforms marketing, EMC

“We are very pleased with the acquisition, as combining McDATA and CNT, both trusted Hitachi Data Systems partners, will result in a technology leader with very competitive solution offerings. Our relationship with McDATA will continue to prosper as we move forward with our Application Optimized Storage™ solutions strategy. These solutions, integrating hardware, software and services plus best of breed networking components, such as McDATA’s, will allow organizations to more closely align business and IT objectives.”

-Scott Genereux, executive vice president and general manager, worldwide sales, channels, and support, Hitachi Data Systems

“IBM has had a deep relationship with both McDATA and CNT.  We are excited to leverage and benefit from the unified company to offer our customers an expanded portfolio of information on demand solutions.”    -Robert Mahoney, business line executive storage networking, IBM

McDATA + CNT: Diversified Routes to Market*

Pre-Acquisition		Post-Acquisition

McDATA	[CHART]	McDATA + CNT

CNT	[CHART]	[CHART]

*Data includes product and software revenue only. Does not include revenue from services or third party sales.

McDATA + CNT: Leveraging the Customer Opportunity

•                  Installed base is who’s who among Global 1000

•                  Trusted names for over 40 years in enterprise mainframe, open system, and distance extension infrastructures across multi-vendor solutions

•                  Largest FICON and FibreChannel director presence, deployed in more than 10,000 data centers with more than 3,000 customers worldwide

•                  Design and implementation expertise to meet even the most complex customer requirements

•                  Unique, vertically integrated offering of SAN, MAN, and WAN solutions, software, and services will drive increased value to customers and distribution partners, including OEMs, VARs, VADs, and SIs

McDATA and CNT are proven experts at translating technology into business results

McDATA + CNT: Customer Example Large Financial Institution

McDATA Revenue

$6M Baseline	Open Systems	Hardware	Software	Services	Future
Interpid 6140
Spehereon
SANtegrity
	Open Trunking	Upsell Opportunity

CNT Revenue

	Mainframe/Extension	New Opportunity
$4.5M Baseline	FC/9000 – ESCON to	i10K – SAN Consolidation
	FICONE Migration	Open Systems Extension
	USD-X	SW modules
	USD-X Services and	Focused Services
Maintenance Support

Existing		Incremental Opportunity

Products/Services

McDATA + CNT: Acquisition Update Conference Call Agenda

Agenda

•                  Preliminary FQ105 Financial Results

•                  Strategic Overview

•                  Combined Product and Services Roadmap

•                  Go to Market Model

•                  OPERATIONAL PLANS

•                  Execution Imperatives

•                  Summary

•                  Q&A

McDATA + CNT: FY05 – FY06 Estimated Synergies

FY05 operational synergies range:  $20 - $30 million

FY06 operational synergies range:  $40 - $50 million

•                  Upfront Synergies

•                  Headcount

•                  Facility consolidation and lease expense

•                  Outsourced manufacturing model

•                  IT synergies

•                  Equipment, maintenance, and supplies expense

•                  Marketing programs

•                  Travel

McDATA + CNT: Q4 FY2005 Non-GAAP Operating Targets

Revenue:	$200 - $205 million
Gross profit:	$100 - $105 million
Gross margin:	49% - 50%
Operating expense:	$77 - $82 million
R&D	$32 - $34 million
S&M	$38 - $40 million
G&A	$6.5 - $8.5 million
Operating profit:	$20 - $25 million
Operating margin:	10% +
*EPS:	$0.08 - $0.10

*Assumes 160 million fully diluted shares outstanding and tax rate of approximately 30%

McDATA + CNT: FY2006 Targeted Non-GAAP Operating Expenses

[CHART]

Expected operational synergies significantly reduce FY2006
operating expense as a percent of revenue

McDATA + CNT: FY2006 Targeted Non-GAAP Operating Margin

[CHART]

Expected operational synergies translate into 10% –11%
full year operating margin in FY 2006

McDATA + CNT:  FY2006 Targeted Non-GAAP Operating Expense Ratios

Operating Expense	% of Revenue

Research & Development	15% - 17%

Sales & Marketing	17% - 19%

General & Administrative	3.5% - 4.5%

Total FY2006 non-GAAP operating expense expected to be in 38% - 40% range

McDATA + CNT: FY2006 Non-GAAP Operating Targets

Revenue:	$800 - $825 million
Gross profit	$400 - $410 million
Gross margin:	50%
Operating expense:	$310 - $320 million
R&D	$130 - $134 million
S&M	$145 - $149 million
G&A	$34 - $38 million
Operating profit:	$80 - $90 million
Operating margin:	10% - 11%
*EPS:	$0.35 - $0.40

*Assumes 160 million fully diluted shares outstanding and tax rate of approximately 30%

McDATA + CNT: FY2006 Targeted Non-GAAP Model

McDATA + CNT FY06
Gross Margin: 50%
Operating Margin: 10% - 11%
*Non-GAAP EPS: $0.35 - $0.40

[CHART]

•                                          Expect $150- $160 million additional gross profit, with only $100 - $110 million additional operating expense

•                                          Expect incremental EBIT between $40 - $50 million to yield non-GAAP EPS approximately 2X McDATA stand-alone

*Assumes 160 million fully diluted shares outstanding and tax rate of approximately 30%

McDATA + CNT: Balanced Revenue Stream

Pre-Acquisition		Post-Acquisition

McDATA	[CHART]	McDATA + CNT

[CHART]

CNT	[CHART]

McDATA + CNT: Estimated Net Cash Position*

[CHART]

McDATA should generate $60 – $70 million of free cash flow in fiscal year 2006**

*Net cash is defined as cash less long-term debt

**Free cash flow net of capital expenditures

McDATA + CNT: Acquisition Update Conference Call Agenda

Agenda

•                  Preliminary FQ105 Financial Results

•                  Strategic Overview

•                  Combined Product and Services Roadmap

•                  Go to Market Model

•                  Operational Plans

•                  EXECUTION IMPERATIVES

•                  Summary

•                  Q&A

Execution Imperatives

Targeted Execution Timeline FY2005

•      May 24 – Special Meeting of Shareholders

•      June 1 – Acquisition Close

•      July 31 – Achieve 70% of headcount related synergies

•      September 30 – Achieve Oracle system integration

•      October 31 – Achieve 90%+ of headcount related synergies

•      December 31 – Achieve fully outsourced manufacturing model

•      January 31 – Acquisition to be accretive to non-GAAP EPS

1.              Operational Cost Reduction and Efficiencies

•    Start immediately at acquisition close and achieve synergies quickly

•    Rationalize facilities

•    Outsource Lumberton manufacturing operations

•    Complete targeted headcount reduction of approximately 25%

•    Integration of procurement and services

•    Improve supply chain management

•    Standardize and automate

•    Consolidate and outsource

1.              Operational Cost Reduction and Efficiencies

2.              Integration

•                  The over-arching goal is for post-acquisition McDATA to improve its business model and processes

•                  Improve execution

•                  Ensure retention of key employees

•                  Leverage opportunity to build better processes throughout the organization, automating processes where beneficial

•                  Effectively manage successful integration of employees, disparate systems, product lines and attainment of synergy targets

•                  Maintain and improve Sarbanes Oxley 404 related controls throughout integration process

1.              Operational Cost Reduction and Efficiencies

2.              Integration

3.              Achieve Product Roadmap Deliverables

•                  Deliver 4 Gbps Sphereon 4400 and 4700 in second fiscal quarter 2005

•                  Deliver EFCM 9.0 before end of fiscal year 2005

•                  Bring virtualization solution to market 1H06

•                  Execute on blade strategy with QLogic

•                  Improve fast cycling of product introductions

•                  Deliver to partners and customers tools to enable their GEDI strategy

•                  Successfully rationalize product lines

1.              Operational Cost Reduction and Efficiencies

2.              Integration

3.              Achieve Product Roadmap Deliverables

4.              Customer Focus

•                  Strive to solve customer “pain points”

•                  Aim to exceed customer and partner expectations

•                  Deliver investment protection

•                  Execute customer focused go-to-market strategy

•                  Expand and leverage the combined McDATA + CNT ecosystem of industry-leading partners to drive more value to the customer

1.              Operational Cost Reduction and Efficiencies

2.              Integration

3.              Achieve Product Roadmap Deliverables

4.              Customer Focus

5.              Innovate and Lead

•                  Pioneer new technology, products and services to retain strong competitive position

•                  Gain mindshare by leveraging the expanded resources of the combined company

•                  Expand and leverage our combined partner ecosystem of industry leaders to create and deliver innovative solutions offerings

•                  Continue to expand partnerships to monetize intellectual property

•                  Execute against the Global Enterprise Data Infrastructure strategy

1.              Operational Cost Reduction and Efficiencies

2.              Integration

3.              Achieve Product Roadmap Deliverables

4.              Customer Focus

5.              Innovate and Lead

6.              Drive Shareholder Value

•                  Drive profitable revenue growth

•                  Exercise smart cost controls

•                  Convey clear and consistent communications

•                  Provide clear and measurable goals

•                  Deliver consistent execution

McDATA + CNT: Acquisition Update Conference Call Agenda

Agenda

•                  Preliminary FQ105 Financial Results

•                  Strategic Overview

•                  Combined Product and Services Roadmap

•                  Go to Market Model

•                  Operational Plans

•                  Execution Imperatives

•                  SUMMARY

•                  Q&A

McDATA + CNT: Transaction Summary

Consideration:	1.3 MCDTA shares for every CMNT share

Equity Ownership:	McDATA – 76% / CNT – 24%

Shares to be Issued:	Approx. 40 million fully diluted McDATA Class A

Anticipated Financial Impact:	Accretive to non-GAAP EPS FQ405

Expected Cash Costs:	Approximately $40 million
Costs include accounting, banking, and legal fees, as well as severance costs and costs associated with certain contract obligations

Key Conditions:	Regulatory approval and other customary conditions achieved. McDATA and CNT shareholder approval still required – special meeting scheduled May 24, 2005.

Targeted Close Date:	June 1, 2005

McDATA + CNT: Summary Financial Model Targets

	Pre-acquisition	Post-synergy
	FY 2004	FY 2006
	McDATA Actual	Targets
Non-GAAP Operating Expense as % of revenue	54%	38% - 40% of revenue

Non-GAAP Operating Margin	2%	10% - 11%

Non-GAAP EPS	$0.12	$0.35 - $0.40

Revenue per Employee (Annualized)	$384K	$500K+

McDATA + CNT: Executive Management & Board

Executive Management

John Kelley	Chairman, President & CEO
Ernest Sampias	Senior Vice President, Finance & CFO
Jean Becker	Senior Vice President, Engineering
Wayne Morris	Senior Vice President, Worldwide Marketing
Gary Gysin	Senior Vice President, Worldwide Sales and Services
Rob Beyer	Senior Vice President, Worldwide Customer Support
Tim Graumann	Chief Information Officer and Vice President, Operations
Tom McGimpsey	Vice President and General Counsel
Karen Niparko	Vice President, Human Resources
Scott Berman,	Vice President, Integration

Board of Directors

John Kelley	Chairman, President & CEO, McDATA
Tom Hudson	Chairman, President & CEO, CNT
Renato A. DiPentima	President and CEO, SRA
Van Skilling	President, Skilling Enterprises
Betsy S. Atkins	CEO, Accordiant Ventures
John W. Gerdelman	Exec. Chairman, Intelliden Corporation
Charles C. Johnston	Chairman, Ventex Technologies, Inc., AFD Technologies, Inc.
Thomas M. Uhlman	Managing Partner, New Venture Partners
Laurence G. Walker	VP of Strategy, Network & Computing Systems Group, Motorola
Michael J. Sophie	VP of Finance & CFO, UTStarcom Inc.
Alex Mendez	General Partner, Storm Ventures

McDATA + CNT: A Valuable Combination

•                  Best-in-class, complementary products

Heritage of innovation and patented technologies with more than 40 years combined experience

•                  Value-added services offerings - Level 1, 2, 3, and support systems

Both with more than 20 years combined expertise in SANs, MANs, and WANs

•                  Customer and partner focused go-to-market model

Vertically integrated offering drives increased value to distribution partners

•                  Unparalleled enterprise brand recognition and trust

Deployed in more than 10,000 data centers with more than 20,000 directors installed

•                  Substantial synergies driven by clear, measurable, achievable cost opportunities

Acquisition to be accretive in fiscal fourth quarter 2005

McDATA + CNT: Acquisition Update Conference Call Agenda

Agenda

•                  Preliminary FQ105 Financial Results

•                  Strategic Overview

•                  Combined Product and Services Roadmap

•                  Go to Market Model

•                  Operational Plans

•                  Execution Imperatives

•                  Summary

•                  Q&A